EXHIBIT 32.2

eMAGIN CORPORATION
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, John Atherly, the Chief Financial Officer of eMagin Corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

(1) the Quarterly Report on Form 10-K of the Company for the fiscal year ended March 31, 2006 (the "Report") fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to eMagin Corporation and will be retained by eMagin Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: May 15, 2006	By:	/s/ JOHN ATHERLY
John Atherly
Chief Financial Officer